                                                                    Exhibit 10.2

                     NOTE ASSIGNMENT PARTICIPATION AGREEMENT



     THIS NOTE ASSIGNMENT AGREEMENT (the "Agreement") entered into as of the 16th day of July 2001, by and among The Armand Group, Inc. ("TAG"), and Randy R. Redwitz ("Redwitz").



                                    RECITALS:

A. TAG loaned to LearnCom, Inc., a Nevada Corporation ("LearnCom"), an aggregate amount of $750,000 on July 2, 2001, evidenced by that certain Demand Promissory Note dated July 2, 2001 (the "Note"), and secured by certain assets pledged pursuant to that certain Security Agreement dated July 2, 2001 between LearnCom and TAG.

B. Redwitz and TAG desire that Redwitz pay to TAG the amount of $300,000 in exchange for a $300,000 participation interest in the Note.

C. On the date hereof, the outstanding principal balance on the Note is $550,000.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Recitals. The recitals made above are an integral part of this Agreement and are hereby incorporated herein and made a part hereof as though fully set forth in this Section.

     2. Participation Interest. Upon the terms set forth herein, TAG hereby sells, assigns, transfer and convey to Redwitz a $300,000 participation interest in, to and under the Note and the underlying collateral securing the Note pursuant to the Security Agreement (the "Note Interest"). Pursuant to the Note Interest, Redwitz shall have a right to receive from LearnCom the amount of $300,000 under the Note, and to enforce the rights under the Security Agreement to collect the same. Notwithstanding the foregoing, TAG shall have the right to received the next $250,000 in payment from LearnCom under the Note, and Redwitz, thereafter, will have the right to receive the balance of the payment under the Note. For so long as TAG is owed at least $50,000 under the Note, it shall have the right, as agent on behalf of TAG and Redwitz, to take and control any action arising under the Note and the Security Agreement to collect the amount due under the Note. After TAG has less than $50,000 owed to it under the Note, Redwitz shall have the right, as agent on behalf of TAG and itself, to collect the amount due under the Note and enforce its rights under the Security Agreement.

     3. Purchase Price. Redwitz shall pay TAG the amount of $300,000 in consideration of the Note Interest, payable by wire transfer of immediate funds.

     4. Counterparts. This Agreement may be executed in two or more counterparts, whether by original, photocopy or facsimile, each of which shall have the same force and effect as the other(s), and of which together shall constitute one and the same instrument.

     5. Governing Law. This Agreement shall be governed by the laws of the State of Illinois.

     6. Successors and Assigned; Entire Agreement. The provisions hereof shall inure to the benefit of and be binding upon, the successors, assigns, heirs, executors and administrators or the parties hereto. This Agreement and the agreements referred to herein constitute the full and entire understanding and agreement between parties with regard to the subject matter hereof.

     IN WITNESS WHEREOF, the parties have hereinto set their hands as of the date first written above.


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


                                                  THE ARMAND GROUP, INC.



                                              By: /s/  Denis Mola
                                                  --------------------------
                                                  Its: Managing Director
                                                  --------------------------



                                              RANDY R. REDWITZ & CO.



                                              By: /s/  Robert R. Redwitz
                                                  --------------------------
                                                  Its: President
                                                  --------------------------


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                               Disclosure Page 17

                               SECURITY AGREEMENT



         THIS SECURITY AGREEMENT ("Security Agreement"), dated as of July 2, 2001, is made by LearnCom, Inc., a Nevada corporation (the "Company"), in favor of The Armand Group, Inc. ("TAG"), (TAG, also referred to herein as the "Lender").

                                    RECITALS:

         A. The Company is entering in to that certain Amended and Restated License and Exclusive Distribution Agreement dated as June 30, 2001 (the "License Agreement") among Provant, Inc., Provant Media, Inc. ("PMI") and the Company, pursuant to which the Company is acquiring valuable distribution rights from PMI to its audiovisual training program in linear media (the "Program") and related print material, the VHS copies of each Program as listed therein, a Beta and (if available) a digital video master of each Program, copies of all existing marketing, promotional, training and other materials that accompany or relate to the Programs (such VHS, Beta and digital video master of the Programs and related material are collectively referred to herein as the "Program Material"), and a customer list related to the sale of the Programs (the "Customer List").

         B. The Company project that it will generate significant additional revenue as a result of the acquired distribution rights under that License Agreement.

         C. In consideration for the distribution rights, Program Material and Customer List being transferred and licensed to the Company by PMI, the Company is being required to pay an initial one-time license fee of $1,000,000 (the "Initial License Fee") to PMI.

         D. TAG as agreed to provide a short term loan to the Company to enable the Company to pay the Initial License Fee and to allow the Company sufficient time to secure long term debt or equity financing.

         E. To induce TAG to loan to the Company the aggregate amount of Seven Hundred Fifty Thousand 00/100 Dollars ($750,000) (the "Loan"), the Company has agreed to grant a purchase money security interest in favor of the Lender in all of its rights under the License Agreement, the Program Materials, and the Customer List and all of the proceeds and revenues generated there under.

         NOW, THEREFORE, in consideration of the foregoing, and for the covenants and agreements contained herein, the parties hereto agree as follows:

         1. Grant of Security Interest. The Company hereby grants to the Lender a purchase money security interest in and lien on the following, whether now or hereafter existing or acquired (collectively, the "Collateral"); all of the Company's contract rights under the License Agreement, the Program Material, all proceeds generated from the sale, licensing or distribution of the Programs, all receivables related thereto, and all VHS, Beta, and video masters of the Programs hereafter created, and all inventory of marketing, promotional, training and other material that accompany or relate to the Programs, and the Customer List (now and as it is hereafter updated), and all proceeds of the foregoing

         2. Security. The purchase money security interest granted under this Security Agreement is to secure the prompt payment to the Lender of (i) the sums due under the Loan, including interest and charges according to the terms of the Loan and any extensions, renewals, modifications or replacements thereof (ii) to the extent not by law, costs and expense of collection or enforcement of the Loan and this Security Agreement, including reasonable attorney's fees (i) and
(ii) collectively referred to herein as the ("Obligations"). If the Obligations are paid according to their terms, and all other payments are made and all other terms, conditions, covenants and agreements contained in this Security Agreement are satisfied, then this Security Agreement and the security interest created hereby shall terminate and be of no further force and effect.

         3. Default Acceleration; Remedies. Any one of the following shall constitute an "Event of Default" hereunder:

                  (a) The Company fails to pay the Loan when due;

                  (b) The Company suspends the operation of its business;


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


                  (c) The Company becomes insolvent or the subject of state insolvency proceedings, fail generally to pay its debt as they become due or make an assignment for the benefits of creditors, or a receiver, trustee, custodian or other similar official is appointed for, or takes possession of any substantial part of the property of the Company and such proceeding or receiver, trustee, custodian or other similar official is not dismissed within sixty (60) days from the date of the filing or appointment or the assignment is not voided within such period; and

                  (d ) The Company takes corporate to authorize the Company to become the subject to proceedings under the United States Bankruptcy Code; or the filing of any involuntary petition to become a debtor under the United States Bankruptcy Code which remains undismissed for a period of 120 days; or the entry of an order for relief under the United States Bankruptcy Code against the Company.

         The Lender shall have the option to accelerate the obligations upon any Events of Default by giving written notice to the Company. In the event the Lender elects to accelerate, the unpaid principal and interest owed on the Obligation, together with all sums paid by the Lender as authorized or required under this Security Agreement or other evidence of the Obligations, shall become immediately due and payable. The Lender may exercise from time to time during the continuance of an Event of Default any rights and remedies available to it under applicable law. Any notification of, and intended disposition of, any of the. Collateral required by law shall be deemed reasonable if properly given at least ten (10) days before such disposition. Any proceeds of any disposition by the Lender of the Collateral may be applied by the Lender and any balance of such proceeds may be applied by the Lender toward the payment of the Obligations.

         The Company hereby constitutes and appoints TAG, as its true and lawful attorney, irrevocable, with full power, which power shall become effective upon any Events of Default and shall continue only during the continuance of an Event of Default, to perform the Company's duties herein or under the License Agreement, or cause them to be performed, to act, require, demand, record, compound and give acquaintance for any and all monies and claims for monies due or to become due to the Company under or arising out of the Collateral, to endorse checks or other instruments or order in connection therewith and to file any claims or take any action or institute any proceedings which the Lender may deem to be necessary or advisable in the premises, this appointment as attorney is coupled with interest.

         4. Waiver. The Lender may waive any default without waiving any other subsequent or prior default by The Company. All waivers must be in writing.

         5. Expenses. To the extent not prohibited by law, the Company shall pay all reasonable costs and expenses, including without limitation, attorney's fees and expenses, incurred by the Lender in collecting on the Loan or enforcing its rights under this Security Agreement

         6. Severability. Invalidity or unenforceability of any provision of this Security Agreement shall not affect the validity and enforceability of any other provision.

         7. Successors and Assigns. This Security Agreement benefits the Lender, their successors and assigns, and binds the Company and its successors.

         8. Choice of Law. This Security Agreement shall be construed in accordance with the internal law of the State of Illinois without regard to principles of choice of law.

         9. Modification: Waiver. This Security Agreement may be modified only in writing executed by the parties. Forbearance or any protective act by the Lender shall not be a waiver. The Company waives, to the extend permissible, all laws or practices relating to moratorium, appraisements, marshaling, homestead, dower and the like.

         10. Recitals. The recitals set forth above are hereby incorporated in and made a part of this Security Agreement by this reference.

         IN WITNESS WHEREOF, is Security Agreement has been duly executed on the day and year first above written


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                               Disclosure Page 19

                                            LEARNCOM, INC.
                                            A Nevada corporation



                                           By:  /s/ Lloyd W. Singer
                                                -------------------------------
                                                    Name:  Lloyd W. Singer
                                                -------------------------------
                                                    Title: President
                                                -------------------------------


                                           THE ARMAND GROUP, INC.



                                           By:  /s/ Denis Mola
                                                -------------------------------
                                                    Denis Mola


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